                                                                    EXHIBIT 10.2

                                                                          [LOGO]

                       ASSIGNMENT, ASSUMPTION AND CONSENT

                               ASSIGNMENT OF LEASE

For valuable consideration, the receipt of which is hereby acknowledged, the undersigned Typhoon Capital Consultants, LLC, d.b.a.: Venture-Catalyst.com ("ASSIGNOR"), hereby assigns and transfers to Inland Entertainment Corporation, a Utah corporation ("ASSIGNEE"), all of its right, title and interest in and to that certain Lease dated March 22, 1999, (the "LEASE") by and between SPIEKER PROPERTIES, L.P., A CALIFORNIA LIMITED PARTNERSHIP ("LANDLORD"), as Landlord, and Assignor, as Tenant, leasing those certain premises described as approximately 852 rentable square feet located at 3420 Ocean Park Boulevard, Suite 3020, Santa Monica, CA 90405. Assignor and Sanjay Sabnani ("GUARANTOR") hereby agree that this assignment shall not relieve Assignor of any liability or obligation under the Lease, or such guarantor of any liability or obligation under its guaranty of the Lease, and that Assignor shall continue to remain liable under the Lease as a principal obligor and not as a surety, and such guarantor shall continue to remain liable under its guaranty of the Lease, in each case notwithstanding such assignment. Assignor further agrees that a subsequent modification or extension of the Lease shall not relieve Assignor or any guarantor of the Lease of any liability or obligation under the Lease or any guaranty of the Lease.

This assignment is effective as of September 7, 1999.

Dated:          9/28/99        ASSIGNOR:  /s/ Sanjay Sabnani
                                          --------------------------------------
                                          a Typhoon Capital Consultants, LLC,
                                          DBA / Venture-Catalyst.com

                                          By: Sanjay Sabnani
                                          Title: President

                               [GUARANTOR: /s/ Sanjay Sabnani
                                           -------------------------------------
                                           a
                                                  ------------------------------
                                           By:    Sanjay Sabnani
                                           Title: President                    ]

                               ASSUMPTION OF LEASE

Assignee hereby accepts the foregoing assignment effective September 7, 1999, and in consideration of Landlord's consent thereto, Assignee agrees to be bound by and to faithfully, timely and fully perform all of the terms and conditions and agreements contained in the Lease, and to pay promptly all rental and other payments thereunder of whatever nature. Assignee warrants that it has read the Lease which is made a part hereof by this reference.

Assignee further understands and agrees that Landlord's consent to this assignment is not a consent to any subsequent assignments. Assignee agrees that if, at any time during the remaining term of the Lease, it seeks a future assignment, Assignee shall pay to Landlord a sum equal to Two Hundred Fifty Dollars ($250.00) for Landlord's review of the proposed assignment, whether or not Landlord consents to the proposed assignment. Assignee will pay Landlord's actual attorneys' fees incurred for reviewing,

                                                                          [LOGO]

investigating, processing and/or documenting any requested assignment, whether or not Landlord's consent is granted.

Dated: September 30, 1999        ASSIGNEE: Inland Entertainment Corporation
                                             a Utah Corporation


                                 By: /s/ ANDREW B. LAUB
                                     -------------------------------------------
                                     Title: Chief Financial Officer and
                                              Executive V.P.

                                     CONSENT

Landlord hereby consents to the foregoing assignment by Assignor to Assignee of the Lease, on the condition that (a) Assignee will promptly pay all rents and other monies required under the Lease and this assignment, and will perform all terms, covenants and conditions therein to be performed by Tenant and (b) Assignor agrees to continue to remain liable under the Lease as principal obligor and not as surety, and any guarantor of the Lease agrees to continue to remain liable under its guaranty of the Lease, in each case notwithstanding such assignment.

Dated:  10/11/99              LANDLORD: SPIEKER PROPERTIES, L.P.,
                                        a California limited partnership

                                        By:  Spieker Properties, Inc.,
                                             a Maryland corporation
                                        Its: general partner

                                        By:  /s/ John Davenport
                                             -----------------------------------
                                             John Davenport
                                             Its: Regional Senior Vice President



                                                                         10/5/99

                                                                         /s/ TAH
                                                                      ----------
                                                                        Initials